Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Pathway Conservative Portfolio, Scudder Pathway Growth Portfolio, Scudder Pathway Moderate Portfolio, Scudder Pathway Growth Plus Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 2, 2005                                   /s/ Julian Sluyters
                                              Julian Sluyters
                                              Chief Executive Officer
                                              Scudder Pathway Conservative
                                              Portfolio, Scudder Pathway
                                              Growth Portfolio, Scudder
                                              Pathway Moderate Portfolio,
                                              Scudder Pathway Growth Plus
                                              Portfolio, a series of Scudder
                                              Pathway Series


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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Pathway Conservative Portfolio, Scudder Pathway Growth Portfolio, Scudder Pathway Moderate Portfolio, Scudder Pathway Growth Plus Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 2, 2005                                   /s/ Paul Schubert
                                              Paul Schubert
                                              Chief Financial Officer
                                              Scudder Pathway Conservative
                                              Portfolio, Scudder Pathway
                                              Growth Portfolio, Scudder
                                              Pathway Moderate Portfolio,
                                              Scudder Pathway Growth Plus
                                              Portfolio, a series of Scudder
                                              Pathway Series